WARRANT AGREEMENT



Warrant Agreement, dated as of_______________, by and between American Capital Holdings, Inc.("ACH") the Warrant seller and_____________, individually, the registered holder of the Warrants (as defined below)
(the "Holder").

BACKGROUND INFORMATION

        Pursuant to this Agreement, American Capital Holdings, Inc. is offering to sell up to _________common shares of American Capital
Holdings, Inc., a Florida corporation, at a price of ______ each.
Each Warrant will entitle the Holder to purchase _______share of ACH common capital stock, ____par value per share (the "Common Stock"), at an exercise price of $____ per share if exercised by____________. The number of allowable warrants to be purchased by the Holder will be the equivalent of ______warrant for each $______invested in the Company(s__________________________. The shares of Common Stock issuable upon exercise of the Warrants are sometimes hereinafter referred to as the "Warrant Shares."


        ACH desires to fix the form and provisions of each certificate that will represent one or more issued Warrants (each a "Certificate"); the terms of the Warrants themselves with respect to issuance, exercise, redemption and expiration, and the respective rights, limitations, obligations and duties of ACH and each holder which will be established upon any such issuance; and to make each Warrant when represented by a Certificate that has been duly executed by ACH (or by any substitute or replacement Certificate issued under the terms set forth below), the valid, binding and legally enforceable obligation of ACH.

        Accordingly, ACH and the Holder hereby agree as follows:

OPERATIVE PROVISIONS


        1. Warrant Certificates. Each Certificate to be delivered pursuant to this Agreement shall be in registered form only, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement. The form of Certificate is attached as Exhibit "WA-1" hereto.

        2. Warrants Governed by Agreement. This Warrant Agreement governs an issue of up to ________Warrants, each of which will entitle its Holder to purchase ____ Warrant Share on the terms and subject to the conditions and possible adjustments set forth herein.

        3.     Execution and Date of Warrant Certificates.

        3.1    General. Each Certificate shall be executed on behalf of ACH.


        3.2    Warrant Agent.  If ACH shall hereafter appoint a
Warrant Agent( as shall be its right pursuant to this Agreement, then each such signature upon the Certificate may be in the form of a facsimile signature and may be imprinted or otherwise reproduced on the Certificates, and for that purpose ACH may adopt and use the facsimile signature of any person who shall have been president, vice president, corporate secretary or assistant secretary, notwithstanding the fact that at the time any Certificate shall be countersigned and delivered or disposed of, he or she shall have ceased to hold such office. No Certificate issued after the appointment of a Warrant Agent pursuant to this Agreement shall be valid unless manually countersigned by the Warrant Agent; however, any Certificate issued prior to such time shall not become invalid by reason of such appointment. In case any officer of ACH who shall have signed any of the Certificates shall cease to be such officer before the Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by ACH, such Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of ACH; and any Certificate may be signed on behalf of ACH by any person who, at the actual date of the execution of such Certificate, shall be a proper officer of the ACH to sign such Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.


        3.3 Date of Certificate. Each Certificate shall be dated as of the date of execution by ACH officers described above, except that after the appointment of a Warrant Agent pursuant to this Agreement it shall be dated the date of countersignature by the Warrant Agent.

        4.     Registration.  ACH shall acknowledge each registered
Holder of a Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), in connection with its sale, transfer or exercise, any distribution to the holder thereof and for all other purposes, and ACH shall not be affected by any notice to the contrary.


        5.     Right to Exercise Warrants.

        5.1 Expiration Date. Each Warrant shall expire at ____p.m., Eastern Standard Time, on ___________(the (Expiration Date(), and, prior thereto, may be exercised at any time after issuance.


        5.2    Exercise Price and the Payment for the Warrants.
Subject to the provisions of this Agreement, Holder shall have the right to purchase from ACH (and ACH shall issue and sell to such Holder) that number of fully paid and non-assessable Warrant Shares, at the per share price of $.____ if exercised by ____________(in either case, the "Exercise Price"), as shall be designated in a completed and executed Election to Purchase form appearing on each Certificate, and upon surrender to ACH of the Certificate evidencing each such Warrant being exercised, and payment of a monetary amount equal to the product of the Exercise Price and the number of Warrant Shares being purchased (the "Exercise Price Multiple"). The Exercise Price Multiple may be paid in cash or by certified check payable to the order of ACH. Subject to Section 6, upon such surrender of a Certificate and payment of the Exercise Price Multiple, ACH shall cause to be issued and delivered promptly to the Holder a certificate for the Warrant Shares being purchased, as evidenced by the Election to Purchase. Such Warrant Share certificate shall be deemed to have been issued and the person so designated to be named therein shall be deemed to have become the Holder of such Warrant Shares as of the date of the surrender of the applicable Warrant Certificate and payment of the Exercise Price Multiple. The Warrants evidenced by a Certificate shall be exercisable, at the election of the Holder, either as an entirety or from time to time for only part of the number of Warrants specified in the Certificate. In the event that less than all of the Warrants evidenced by a Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the date of expiration of the Warrants, a new Certificate shall be issued for the remaining number of Warrants evidenced by the Certificate so surrendered. All Certificates surrendered upon exercise of Warrants shall be cancelled by ACH.


        6. Payment of Taxes. ACH will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that ACH shall not be required to pay any such taxes which may be payable in respect of any transfer involved in the issue of any Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Certificate surrendered upon the exercise of a Warrant.

        7. Reservation and Issuance of Shares. ACH will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the full number of Warrant Shares deliverable upon the exercise of all outstanding Warrants. Before taking any action which would cause an adjustment pursuant to Section 9 reducing the Exercise Price below the then par value (if any) of the Warrant Shares issuable upon exercise of the Warrants, ACH will take any corporate action which may, in the opinion of its counsel, be necessary in order that ACH may validly and legally issue fully paid and non-assessable Warrant Shares at the Exercise Price as so adjusted. ACH covenants that all Warrant Shares, which may be issued upon exercise of Warrants, will be validly issued, fully paid and non-assessable outstanding Warrant Shares of ACH or any successor.


        8. Mutilated or Missing Warrant Certificates. In case any Certificate shall be mutilated, lost, stolen or destroyed, ACH shall issue in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate lost, stolen or destroyed, a new Certificate, of the same series and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to ACH of such loss, theft or destruction of such Certificate and indemnity, if requested, also satisfactory to it. Applicants for such substitute Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as ACH may prescribe.


        9. Adjustment of Exercise Price and Number of Shares Purchasable. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 9.

        9.1    Decrease or Increase in Exercise Price Upon
Subdivision or Combination. If ACH shall at any time subdivide or combine the outstanding shares of its Common Stock, the Exercise Price in effect immediately prior to such subdivision or combination shall be proportionately increased in the case of a combination or decreased in the case of a subdivision, effective at the close of business on the date of such subdivision or combination, as the case may be. Upon each adjustment of the Exercise Price pursuant to this Section 9.1, the Holder shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.


        9.2 Merger. If ACH, at any time while any Warrants remain outstanding and not expired, determines that it shall consolidate with or merge into or with any other corporation, ACH shall so notify the Holder in writing at least _____ days prior to such proposed merger or consolidation. Prior to the effective date of such merger or consolidation, the Holder shall have the right to exercise the Warrants then registered in its name, in whole or in part. If the Holder exercises such right, the shares of Common Stock issued pursuant to the Warrant exercise shall thereafter be exchangeable for securities of the surviving corporation on the same terms as those provided other holders of ACH's Common Stock. To the extent the Holder does not exercise all Warrants then so held before a merger or consolidation, such Warrants shall thereafter evidence the right of the Holder to purchase the number and kind of securities in respect of the surviving corporation as would have been issuable or distributable to the Holder had it exercised the unexercised portion of the Warrants immediately prior to such consolidation or merger.


        9.3 Distribution of ACH Assets. If ACH shall make any distribution of its assets to the holders of its Common Stock as a partial or complete liquidating dividend, a return of capital or otherwise, the Holder shall be entitled, after occurrence of the record date for determining shareholders entitled to such distribution, but before the date of such distribution, to exercise any Warrants then owned and purchase any or all of the shares of Common Stock then subject hereto, and thereupon to receive the amount of such assets (or at the option of ACH a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined in good faith by ACH's Board of Directors) which would have been payable to such Holder had it been the holder of record of such shares of Common Stock on the referenced record date.


        9.4 Notice of Adjustments. Upon any adjustments of the Exercise Price aggregating more than $_____ per share, and any resulting increase or decrease in the number of shares of Common Stock purchasable upon the exercise of Warrants, then, and in each such case, ACH, within ______ days thereafter, shall give written notice thereof to the Holder, which notice shall state the Exercise Price as adjusted and the increased or decreased number of Warrant Shares purchasable upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation of each.

        10. Warrant Agent. ACH may, in its sole discretion, appoint any licensed securities transfer agent or national banking association to serve as Warrant Agent hereunder, pursuant to such terms and conditions as may be negotiated by such parties, but only to the extent that the same do not conflict with the terms of this Agreement. If such a Warrant Agent is appointed, the form of Warrant Certificate shall be revised to reflect such event.


        11.    Miscellaneous Provisions.


        11.1 Limitation of Rights Conferred. This Warrant Agreement does not confer upon the Holder of a Warrant Certificate any right as a shareholder of ACH, nor shall anything contained herein be deemed to affect the right or power of ACH to make adjustments, reclassifications, reorganizations other changes in and to its capital stock or business organization or to limit its right to merge or consolidate or to sell, transfer or liquidate all or any part of its business or assets.

        11.2 Shareholder Information. ACH shall send to the Holder, at the address of such Holder on the books of ACH, copies of all notices, reports or communications that ACH furnishes to the holders of shares of its Common Stock and, at least _____days prior to the record date therefore, written notice of any dividend declared by ACH (other than dividends payable in stock of ACH).

        11.3   ACH Covenants.  ACH covenants and agrees that:


        (a) It will, from time to time, take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Exercise Price per share of the Common Stock issuable upon exercise of each Warrant; and

        (b) subject to compliance with federal and state securities law requirements, all formalities required to permit transfer of title to such Warrant Shares free and clear of all claims, encumbrances and defects in title, in accordance with this Agreement, shall have been duly complied with; ACH shall have the right and power to sell and deliver all Warrant Shares in accordance with the terms hereof, and such sale and delivery will be valid in all respects.

        11.4 ACH Representations and Warranties. ACH represents and warrants that:


        (a) This Agreement has been duly authorized, executed and delivered by ACH and constitutes its valid, binding and legal obligation, enforceable in accordance with the terms hereof, subject to bankruptcy and insolvency laws and laws effecting creditors' rights generally; and

        (b) The Warrant Shares have been duly authorized and reserved and, when issued in accordance with the terms hereof, will be fully paid and non-assessable.


1.5 Notices: All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by facsimile or prepaid delivery or courier service:
               if to ACH:


                              American Capital Holdings, Inc.
                              100 Village Square Crossing, Ste 202
                              Palm Beach Gardens, FL  33410
                              Attention: Barney A. Richmond

              (b) if to the Holder:



or to such other address as any such party may have designated by like notice forwarded to the other party hereto. Notwithstanding the foregoing, notices of change of address shall be furnished only when received.

        11.6 Entire Agreement; Amendments. This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

        11.7 Headings, Gender, Number. The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof. Words of gender used herein may be read as masculine, feminine, or neuter, as required by context, and words of number may be read as singular or plural, as similarly required.


        11.8 Severability. If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in any particular respect or under any particular circumstance, such term or provision shall nevertheless remain in full force and effect in all other respects and under all other circumstances, and all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.


        11.9 Application of Florida Law; Venue. Notwithstanding the place of execution of this Agreement, the parties expressly agree, to the extent not otherwise barred by applicable law, that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Florida and waive any objection, constitutional, statutory or otherwise, to a Florida court(s taking jurisdiction of any dispute between them. By entering into this Agreement, the parties understand that they might be called upon to answer a claim asserted in a Florida court. Venue for the prosecution of any legal action brought hereunder shall lie in Palm Beach County, Florida.


        11.10 Counterparts.   This Agreement may be executed in any number of
counterparts, by means of multiple signature pages each containing less than all required signatures, and by means of facsimile signatures, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        11.11 Legal Fees and Costs. If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).


AMERICAN CAPITAL HOLDINGS, INC.

By:

Signature:
Barney A. Richmond, Chairman

HOLDER

Sign:

Print Name:

Signature:



Exhibit WA-1


The transaction by which this security has been offered and sold has not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from registration provided in Section 4(2) of the Act, nor has such transaction been registered with any state securities regulatory authority in reliance upon particular statutory exemptions. It is unlawful to consummate a sale or other transfer of this security for value without prior registration of the transaction under both the Act and applicable state statutes, or, alternatively, receipt of an opinion of counsel, satisfactory to the issuer, that such proposed sale or other transfer does not affect the exempt status of the original issuance and sale and is in compliance with all applicable federal and state securities laws.

     WARRANT CERTIFICATE NO. ___
     of
     American Capital Holdings, Inc.
     100 Village Square Crossing, Ste 202
     Palm Beach Gardens, Florida  33410
     _______________________________________
     Representing a Right to Purchase ________Shares of
     ACH(s Common Stock, _____par value
     _______________________________________


        THIS WARRANT CERTIFICATE CERTIFIES THAT _____________is the registered owner (the "Holder") of ________ Warrants (the "Warrants"), issued under a Warrant Agreement as adopted by the Board of Directors of American Capital Holdings, Inc., a Florida corporation (the "ACH"), which is incorporated by reference in and made a part of this Certificate (and must be referred to for a description of the rights, limitations, obligations and duties of ACH and the Holder hereunder), to purchase from ACH _______fully paid and non-assessable shares (the "Shares") of ACH's authorized common capital stock, no par value ("Common Stock"), for the cash price of $_____per share if the Warrants are exercised before ___________or until the Warrants expire on _____________(in either case, the "Exercise Price"). The warrant amount is equivalent to ___ (___ ) warrant for each $_____invested in the Company(s promissory note dated___________. Each Warrant shall expire at _______p.m., Eastern Standard Time, on ___________(the "Expiration Date"), and, prior thereto, may be exercised at any time after issuance. The Exercise Price and the number of Shares issuable upon exercise of Warrants are subject to adjustment as described in the Warrant Agreement.


        The Warrants represented by this Certificate may be exercised by the Holder as to all or any lesser number of Shares upon surrender of this Certificate, together with a completed and executed Election to Purchase in the form attaching to this Certificate, on or before the Expiration Date, at the principal office of ACH (or at such other address as is designated in writing by ACH); and upon payment, by cash, certified check or cashier's check, payable to ACH, of a sum equal to the product of the Exercise Price multiplied by the number of Shares being purchased; provided, that no fractional share shall be issuable upon any such exercise and ACH shall return to the Holder any funds delivered for the purchase of any fractional Share. If this Certificate shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Certificate covering the number of Shares with respect to which this Certificate shall not have been exercised (if such Shares are then purchasable hereunder).

Dated: ________________            AMERICAN CAPITAL HOLDINGS, INC.

                                      By: ________________________________
                              Barney A. Richmond



Exhibit EP-1


ELECTION TO PURCHASE

     (To be executed by Holder upon exercise of Warrant)
        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________Shares and herewith tenders in payment for such Shares cash or a certified check, payable to the order of American Capital Holdings, Inc. in the amount of $_________, all in accordance with the terms hereof. The undersigned requests that a certificate evidencing such Shares be registered in the name of the undersigned at the address currently maintained by ACH or otherwise as indicated in any properly completed and executed instruction which notifies ACH of this Election, and that such certificate be delivered to such addressee at such address.

        If the number of Shares being acquired is less than all purchasable hereunder, the undersigned requests that a new Certificate evidencing the remaining balance of the Warrants be registered in the name of and delivered to the undersigned at the address currently maintained by ACH or otherwise as indicated in any properly completed and executed instructions contained herein.

Date: _________________________

Signature: _________________________________
(Signature must conform in all respects to Identifying name of
  Holder as specified on the face of the      Warrant Certificate)
______________________________________________________________________
(Insert Social Security or Other Number      (Print Name)
of Holder)